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                                  EXHIBIT 99.1

           Certification of C. William Zadel, Chief Executive Officer, Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

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In connection with the Annual Report of Mykrolis Corporation (the "Company") on
Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C. William Zadel, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ C. William Zadel
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                                            C. William Zadel
March 13, 2003                             Chief Executive Officer